EXHIBIT 10.1

Summary of Executive Officer Salaries
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The salaries of the executive officers of International Shipholding
Corporation for 2005 are described below:

Erik F. Johnsen, Chairman of the Board and
 Chief Executive Officer                               $340,000

Niels M. Johnsen, President                            $320,000

Erik L. Johnsen, Executive Vice President              $300,000

Gary L. Ferguson, Vice President and
 Chief Financial Officer                               $173,000